SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 31, 2005


Commission File Number: 0-7914


                        BASIC EARTH SCIENCE SYSTEMS, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              84-0592823
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

1801 Broadway, Suite 620
Denver, Colorado                                                      80202-3835
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(Address of principal executive offices)                              (Zip Code)

                                 (303) 296-3076
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                   (Registrant telephone including area code)

Item 8.01. Other Events and Regulation FD Disclosure

On October 31, 2005 Basic Earth Science Systems, Inc. (Basic, or the Company) issued the press release attached as Exhibit 99.1 reporting on the Company's operational activities in McKenzie County, North Dakota.

Late on October 28, 2005, the Company, along with its partners, commenced drilling the State 16-1H, a horizontal well, in McKenzie County, North Dakota. This well, located in Section 16, T152N-R98W, is targeting the Bakken formation at 11,300 feet. The Company expects to complete drilling operations by the end of December, 2005. Basic has a 20 percent working interest in the well and expects to spend approximately $500,000 on this effort. The State 16-1H is operated by Missouri Basin Well Service, Inc.

In its recent Form 10-QSB dated August 15, 2005, the Company disclosed it had made a significant investment in new leases in the developing, though unproven, extension of the Bakken horizontal play into North Dakota. Called the Banks Prospect, Basic acquired a 20% interest in approximately 13,500 acres for $300,000. The number of wells that could be drilled on this acreage will depend on Industrial Commission spacing requirements. However, with 640 acre spacing, this nearly contiguous leasehold could contain locations for up to twenty wells; over forty wells if 320 acre spacing is granted. The State 16-1H is located on these lands.

Unlike Montana, over the past year, several operators in North Dakota have seen success from horizontal wells in both the Rival and Ratcliffe intervals of the Madison formation. In addition to Bakken formation potential, the Banks Prospect has additional potential for horizontal development in the Rival interval at approximately 9,600 feet.

Basic continues to fund these efforts with existing cash and its cash flow from operations. However, given the magnitude of opportunities that Basic is currently pursuing and the timing of those operations, it may become necessary for the Company to use its untapped bank line of credit. In this regard, Basic is currently engaged in discussions to amend its bank credit agreement which would increase its borrowing base to a range of $3,000,000 to $5,000,000 from the current $1,000,000 level.

Item 9.01. Exhibits

     (C) Exhibits.

         Exhibit No.           Description
         -----------           -----------

         99.1                  Press Release dated October 31, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BASIC EARTH SCIENCE SYSTEMS, INC.


Date:  October 31, 2005                     By:   /s/ Ray Singleton
                                                  -------------------------

                                            Ray Singleton, President